                        Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Lynch Corporation of our report dated February 29, 1996 (expect for Note 6, as to which the date is March 29, 1996), included in the 1995 Annual Report to Shareholders of Lynch Corporation.

Our audits also included the financial statement schedules of Lynch Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.



Stamford, Connecticut                           Ernst & Young LLP
March 29, 1996

                 CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 5, 1996, to the Shareholders and Board of Directors of The Morgan Group, Inc. in this Form 10-K.




                                                   ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 28, 1996

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors

Capital Communications Company, Inc.
Bronxville, New York


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 26, 1996 on the financial statements of Capital Communications Company, Inc. which appears as Exhibit 99 in the annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1995.

McGladrey & Pullen, LLP

New York, New York
March 29, 1996

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors

Coronet Communications Company, Inc.
Bronxville, New York


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 19, 1996 on the financial statements of Coronet Communications Company, which appears as Exhibit 99 in the annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1995.


                                    McGladrey & Pullen, LLP

New York, New York
March 29, 1996

INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated February 26, 1996 relating to the financial statements of Central Products Company (not presented separately herein), in the annual report on Form 10-K of Lynch Corporation and the incorporation by reference in Registration Statement No 33-46953 of Lynch Corporation on Form S-8.




DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
April 1, 1996